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                                                                  EXHIBIT 10.14


                              EMPLOYMENT AGREEMENT

         This Agreement, entered into as of August 15, 1996, is between AMERICAN EAGLE GROUP, INC., a Delaware corporation (the "Employer"), and Robert
W. Conrey, (the "Employee").

         The Employer desires to employ the Employee and the Employee is willing to serve the Employer on the terms and conditions provided in this Agreement. Therefore, the parties hereby agree as follows:

         1. EMPLOYMENT. The Employer agrees to employ the Employee as Senior Vice President or in any other position with substantially similar title, duties and responsibilities to which Employee may be elected or appointed by the Board of Directors of the Employer. Employee agrees to serve in any such capacity and perform the duties prescribed from time to time by the Bylaws, the Board of Directors of the Employer or the officer to whom Employee reports, upon the terms and conditions set forth in this Agreement.

         2.   TERM.

              (a) Unless sooner terminated in accordance with the provisions hereof, the term of employment shall continue for a period of three years from the date hereof.

              (b) On each anniversary of this Agreement, the term of this Agreement shall be automatically extended for a period of one additional year unless at least 60 days before any such anniversary either party provides the other party written notice that the automatic extension shall be terminated.





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         3.   COMPENSATION.

              (a) The Employee shall receive the following compensation for his services:

                     (i) Annual cash compensation of not less than $112,500, with such increases as the Board of Directors of the Employer, in its sole discretion, may approve, which will be paid periodically pursuant to the Employer's normal salary payment policy;

                     (ii) Such annual bonuses in amounts up to 50% of the Employee's annual cash compensation under Section 3(a)(i), as the Board of Directors of the Employer, in its sole discretion, may approve; and

                     (iii) Participation in the employee benefit plans maintained by the Employer for its employees generally, as such plans are in effect from time to time in accordance with their terms.

              (b) As additional compensation for the Employee's services, the Employee may be granted additional options, awards, rights or participations under present or future incentive compensation or other plans, in each case as and to the extent approved or determined by the Board of Directors of the Employer or an appropriate committee thereof.

              (c) The Employer may offset against any compensation due the Employee under this Agreement any compensation paid to the Employee by subsidiaries of the Employer for services rendered by the Employee to the subsidiary.





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         4.   REIMBURSEMENT OF BUSINESS EXPENSES.  The Employer shall reimburse the Employee for all reasonable business expenses incurred by the Employee in accordance with the policies of the Employer in effect from time to time, upon presentation of proper supporting documentation therefor.

         5. EXTENT OF SERVICE. The Employee shall devote substantially all of his time, attention and energy to the business of the Employer and its subsidiaries and shall not, during the term of this Agreement, be actively engaged in any other business activity for gain, profit, or other pecuniary advantage. This Section shall not prohibit the Employee from making personal passive investments in other business entities.

         6.   TERMINATION.

              (a) The employment of Employee shall terminate upon the occurrence of any of the following:

                     (i)     The death of the Employee;

                     (ii) The delivery by the Employer to the Employee of written notice of termination of employment due to the disability of the Employee, where "disability" shall mean the Employee's inability, because of injury or illness, whether physical or mental, to perform the material services to the Employer contemplated by this Agreement for a continuous period of 150 days or for 180 days out of a continuous period of 300 days;





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                     (iii)   The delivery by the Employer to the Employee of
                             written notice of termination of employment due to conduct by the Employee constituting (a) an act that the Board of Directors of the Employer deems to be materially injurious to the Employer; or (b) continuing poor performance of the Employee's duties hereunder after the Company has given the Employee written notice of his poor performance, specifying the performance criteria that the Employee is performing poorly, and has given the Employee at least three months to improve his performance to an acceptable level;

                     (iv) The delivery by the Employer to the Employee of written notice of termination of employment due to conduct by the Employee constituting (a) a willful and knowing violation of any law, rule or regulation, or causing the Employer to willfully and knowingly violate any law, rule or regulation, which in either case is materially and demonstrably injurious to the Employer; (b) fraud;
                             (c) misappropriation of the Employer's property; or (d) an act of moral turpitude;

                     (v) The willful material breach by the Employee of any duty or obligation hereunder; or

                     (vi) The retirement, resignation or other termination of employment by the Employee for any reason other than good reason (as defined below).

              (b) The Employee may terminate his employment for good reason following a Change of Control (as defined below). For purposes of this Agreement, "good reason" means





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that, because of a Change of Control, the Employee is required to relocate without his consent, or the Employee is required to accept a diminished position or diminished responsibilities with the Employer. The Employee must deliver to the Employer written notice of termination for good reason, in which event his employment will terminate 30 days after the date of the notice.

              (c) Upon termination of employment of the Employee for any reason, the Employer shall pay the Employee or his legal representative the compensation accrued and unpaid at the date of termination. Except as provided in Section 6(d) below, the Employer shall have no further obligation to the Employee or his legal representative.

              (d) Upon the termination of employment of the Employee for any reason other than those set forth in Section 6(a) hereof, or in the event of a Change of Control (as defined below), upon the subsequent termination of employment by the Employee for good reason or by the Employer for any reason other than those set forth in Sections 6(a) (i), (ii), (iv), (v) or (vi) hereof, the Employer shall have no further obligation to the Employee or his legal representative except that the Employee or his legal representative shall be entitled to receive the amounts that would have been paid to the Employee at his then current rate of compensation pursuant to Section 3(a)(i) hereof for the term of this Agreement remaining pursuant to Section 2 hereof immediately prior to the date of termination of employment. Such amounts shall be paid as and when they would have been paid pursuant to Section 3(a)(i) hereof had the Employee's employment not been terminated.





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              (e)    For the purposes of this Agreement, the term "Change of
Control" shall mean:

                     (i) The acquisition, after the effective date of this Agreement, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
                             (a) the shares of the Common Stock of the Employer, or (b) the combined voting power of the voting securities of the Employer entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following shall not constitute a Change of
                             Control: (w) any such acquisition so long as Mason Best Company, L.P. continues to own more shares of the Common Stock and Voting Securities than does the acquiring individual, entity or group, but such acquisition shall constitute a Change of Control once Mason Best Company, L.P. does not own more such shares than the acquiring individual, entity or group; or (x) any distribution by Mason Best Company, L.P. to its partners of shares of Common Stock; or (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Employer or any subsidiary, or (z) any acquisition by any corporation if, immediately following such acquisition, more than 80% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such


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                             corporation (entitled to vote generally in the
                             election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities;


                     (ii) Individuals who, as of the effective date of this Agreement, constitute the Board of Directors of the Employer (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Employer's shareholders, was approved by a vote of at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or





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                     (iii)   Approval by the shareholders of the Employer of a
                             reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 80% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                     (iv)    Approval by the shareholders of the Employer of
                             (a) a complete liquidation or dissolution of the Employer, or (b) the sale or other disposition of all or substantially all of the assets of the Employer, other than to a subsidiary, wholly-owned, directly or indirectly, by the Employer. For purposes of this Agreement, and without limiting the generality of the preceding sentence, the sale or other disposition by the Employer of more than 50% of the common stock or the voting securities (entitled to vote generally in the election of directors) of





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                             American Eagle Insurance Company shall be deemed
                             to constitute a sale or other disposition of substantially all the assets of the Employer.

         7.   EMPLOYEE'S COVENANTS.

              (a) During his term of employment and for three years thereafter:

                     (i) The Employee acknowledges that information about the Employer and its affiliates and their businesses, operations and financial condition that has not been publicly disclosed by the Employer constitutes valuable, special and unique property of the Employer and its affiliates. The Employee agrees not to disclose to any person or use for any purpose, any such confidential information of the Employer or its affiliates except as may be required by law or in the course and scope of his employment by the Employer.

                     (ii) The Employee agrees not to directly or indirectly solicit or induce in any way any officer, director, employee, agent or broker of, or any person having a business relationship with, the Employer or any of its affiliates to terminate such person's relationship with the Employer or its affiliates.

                     (iii) The Employee agrees not to directly or indirectly solicit from any customer of the Employer or its affiliates any insurance business of the same class or type that such customer conducts with the Employer or any of its affiliates, unless such solicitation is on behalf of the Employer or its affiliates.





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                     (iv)    The Employee agrees not at any time to make
                             negative or disparaging statements directly or indirectly concerning or relating to the Employer, its affiliates or their businesses.

              (b) The agreements made in this Section shall be in addition to, and not in limitation or derogation of, any obligations otherwise imposed by law or by separate agreement upon the Employee in respect of the matters set forth in this Section.

         8. CONFLICTS AND CODE OF ETHICS. On or before the effective date of this Agreement, the Employee agrees to execute and deliver to the Employer the Code of Ethics in the form attached hereto as Attachment 1, and to thereafter abide by the provisions thereof.

         9. INDEPENDENT COVENANTS. The provisions in this Agreement are independent and separate. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the terms hereof:

              (a) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in economic and business terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and unenforceable; and

              (b) the legality, validity and unenforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

       10. INJUNCTIVE RELIEF. In the event of a breach or threatened breach by the Employee of the provisions of this Agreement, the Employer shall be entitled to an injunction to prevent irreparable injury to the Employer. The Employer may also pursue any other





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remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

       11. INTEGRATION. This Agreement represents the entire agreement between the parties with respect to the Employee's employment by Employer, and all prior agreements between the parties relating to that subject matter are superseded.

       12. AMENDMENT; WAIVER. No modification or amendment of this Agreement shall be valid and binding, unless it is in writing and signed by the parties. The waiver of any provision hereof shall be effective only if in writing and signed by the parties, and then only in the specific instance and for the particular purpose for which it was given. No failure to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof.

       13. BENEFIT. This Agreement shall be binding upon the Employee, his heirs and personal representatives, and the Employer, its successors and assigns. Neither this Agreement, nor the rights and obligations created under it, may be assigned by the Employee without the prior consent of the Employer.

       14. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Texas.

EXECUTED as of the date first written above.


                                 AMERICAN EAGLE GROUP, INC.

                                 By:    /s/ M. PHILIP GUTHRIE
                                    ----------------------------------------

                                 Name:  M. Philip Guthrie
                                       -------------------------------------

                                 Title: Chairman of the Board
                                       -------------------------------------

                                 /s/ ROBERT W. CONREY
                                 -------------------------------------
                                 Robert W. Conrey





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